                                                   The Emerging Markets
                                                   Telecommunications
                                                   Fund, Inc.
                                                   -----------------------------
                                                   Semi-Annual Report
                                                   November 30, 1997

[PHOTO]

 CONTENTS

Letter to Shareholders........................................................................          1

Portfolio Summary.............................................................................          6

Schedule of Investments.......................................................................          8

Statement of Assets and Liabilities...........................................................         12

Statement of Operations.......................................................................         13

Statement of Changes in Net Assets............................................................         14

Financial Highlights..........................................................................         15

Notes to Financial Statements.................................................................         16

Results of Annual Meeting of Shareholders.....................................................         21

Description of InvestLink-SM- Program.........................................................         22

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                December 8, 1997

DEAR SHAREHOLDER:

I   am  writing   to  report   on  the   activities  of   The  Emerging  Markets
Telecommunications Fund, Inc. (the "Fund") for the six months ended November 30, 1997.

At November 30, 1997, the Fund's net asset value ("NAV") was $19.81 per share, as compared to $21.53 on May 31, 1997.

PERFORMANCE

For the period June 1, 1997 through November 30, 1997, the Fund's total return, based on NAV, was down 8.0%. The Morgan Stanley Capital International Emerging Markets Free Index (the "Index") declined 22.8% during the same period.

The Fund outperformed the Index mainly because of my decision to dramatically underweight the Asia/Pacific nations. Specifically, the portfolio kept only minimal positions in Malaysia, Indonesia and the Philippines, while no stocks were held in the markets of South Korea and Thailand. Underweighting
Asia/Pacific additionally benefited the Fund by enabling it to avoid most exposure to the region's battered currencies. Other notably positive returns were generated by a combination of overweightings and favorable stock selection both in Israel and Russia.

From the commencement of investment operations on June 25, 1992 through November 30, 1997, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 97.6%. The Index gained 46.2% during the same period.

INVESTMENT STRATEGY

For some time now, I have de-emphasized Asian telecoms in favor of those in Latin America, Eastern Europe and other emerging nations. This is due to my cautious view on most Asian countries as well as the fact that telecom stocks elsewhere have typically offered lower, more attractive valuations.

The massive sell-off in Asian equities over the last few months, however, raises the question of whether valuations in the Asian telecom sector have fallen to levels that warrant a higher allocation. My conclusion: they have not.

----------------------------------------------------------------------------------------------------------------------------------
                                       VALUATION COMPARISON: LATIN VS. ASIAN TELECOM STOCKS
                                       (ALL FIGURES ARE ESTIMATES FOR 1997, AS OF 12/2/97)
                                                          ENTERPRISE       P/E AS MULTIPLE
                                                           VALUE PER       OF GROWTH RATE                       ENTERPRISE VALUE/
                                                        INSTALLED LINE      '96-01 (EST.)     PRICE/ EARNINGS        EBITDA
                                                        ---------------  -------------------  ---------------  -------------------
   Latin telecommunication companies..................           2.4                0.9               12.7                5.0
   Asian telecommunication companies..................          19.6                1.4               23.2                9.1
   U.S. telecommunication companies...................          20.6                3.0               21.3                7.5
   ---------------------
  SOURCES: MORGAN STANLEY DEAN WITTER, BEA ASSOCIATES
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------

                                       VALUATION COMPA
                                       (ALL FIGURES AR

   Latin telecommunication companies..................
   Asian telecommunication companies..................
   U.S. telecommunication companies...................
   ---------------------
  SOURCES: MORGAN STANLEY DEAN WITTER, BEA ASSOCIATES
------------------------------------------------------

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

As illustrated in the table above, valuations of Latin telecommunication companies ("telcos") still are cheaper than those of their Asian counterparts and, for perspective, even more so compared to U.S. telcos. I suspect that the growth expectations reflected in the table will be meaningfully revised downward in the next few months in response to perceptions of a slower-growth environment. This should be especially true for Asia, while prospects appear materially stronger in Latin America.

At present, then, valuation levels suggest that Asian telecom stocks probably will remain more expensive than those elsewhere in the world, indicating that a continued de-emphasis on such stocks in the portfolio is appropriate. I additionally sense that, with the outlook for emerging markets as a group likely to be problematic in the near term, there is some merit in re-examining the case for investing in developed-world telecom stocks. This is something I intend to actively pursue.

FEATURED COMPANIES

As is my custom, I'd like to highlight a few specific companies held in the Fund in order to provide some insight into how your money is invested. The following are two that I view quite positively.

ECI TELECOMMUNICATIONS LTD.

Within the fast-moving telecommunications business, opportunities are plentiful for agile companies that can exploit attractive niches. One of the Fund's largest positions is in just such a company: ECI Telecommunications Ltd. ("ECI"). ECI makes digital equipment designed to improve the transmission infrastructure of existing telecommunications networks. It also is the largest overall Israeli producer of telecom equipment.

I believe that now is a particularly good time to be optimistic about ECI shares. This is because the company is well-positioned to benefit from a number of strong industry trends and, for the first time in several years, the outlook is simultaneously positive for all of its main product sectors.

Favorable trends for ECI include:

    -Aggressive deregulation and/or privatization of most telecom markets worldwide. Service providers are responding to market forces by seeking out suppliers that offer a favorable price/performance profile. Many also no longer are required by law to use domestic suppliers.

    -Heavier  demands  on network  capacity as  a result  of greater  home usage
     (E.G., for data transfer, faxing, internet access).

    -Huge need for basic telecom infrastructure in developing nations, many of which also view the expansion of telephone service as an important element of economic stimulation. I note in this context that the growing Asian economic crisis actually should benefit ECI, in that the crisis is likely to steer affected nations toward products (and vendors) that can help them save on infrastructure costs.

    -Increasing technological complexity, which can create big opportunities for smaller companies like ECI.

    -Rapid build-out of wireless networks.

Current and longer-term prospects for ECI's core businesses are quite good. Local network access (40% of 1996 sales), which is the enlargement of the capacity of the lines connecting individual users to their local telephone exchange, is

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS
one of the fastest-growing areas in telecom equipment. In my view, it probably will be a major growth engine for ECI over the next several years. ECI holds a commanding 70% share in the market for digital circuit multiplication equipment ("DCME," 30%), which conserves precious bandwidth space in phone lines by compressing voice and fax transmissions. The fairly mature DCME business recently has been reinvigorated by the explosive growth in internet usage.

Wide area network equipment (14%) is the province of Telematics, ECI's U.S. subsidiary. Telematics is poised for a dramatic turnaround after posting disappointing results for several years. Finally, ECI is successfully focusing on innovative niche products in synchronous digital hierarchy systems (13%), the European standard for high-speed fiber-optic transmission.

Other positive factors for ECI include its longstanding relationships with most of the world's major telecom providers; global geographic diversification; minimal presence in the mature Israeli domestic market; lack of dependence on any particular product or customer; record-high order backlog; and low debt level.

A wildcard in the ECI picture is the recent announcement that Koor Industries Ltd. ("Koor"), a sprawling conglomerate that is Israel's largest publicly traded company, intends to acquire the 10.4% equity stake in ECI currently owned by Claridge Israel, a private investment company. Koor will receive the ECI shares from Claridge in exchange for about 13% of its own equity. Koor also has declared its intention to purchase more ECI shares.

COMPANHIA RIOGRANDENSE DE TELECOMUNICACOES

Companhia Riograndense de Telecomunicacoes ("CRT") is the local telecom provider in the southern Brazilian state of Rio Grande do Sul.

Among Brazilian telcos, CRT's ownership profile is somewhat unusual. Equity control is in the hands of the state government (I.E., 56% of voting shares) and other major stakes are held by a consortium led by the TISA International ("TISA") subsidiary of Telefonica de Espana (35%), as well as the federally owned Telecomunicacoes Brasileiras S.A. ("Telebras") system (8%). It is the sole Brazilian telco with a non-domestic operator (I.E., TISA) and one of only four not controlled by Telebras.

CRT experienced quasi-privatization when Rio Grande do Sul sold the TISA consortium its 35% stake in November 1996. As part of the transaction, TISA entered into a five-year contract to manage CRT. This represents a major positive for CRT, which gains from TISA's top-quality management skills; expertise in efficiency/cost reduction; extensive experience in the Latin telecom business (TISA is the largest non-domestic player in the region); wide access to lower-cost capital; and purchasing efficiencies.

The major investment variable for CRT shareholders is how the company will fare in the upcoming privatization of the Brazilian telecom sector. Although analysts and other industry observers generally agree that CRT will become part of a larger regional entity serving Brazil's southern and central states, they are divided over the ultimate composition of the entity's ownership. More specifically, the question is whether TISA will seek to maintain its prominent equity and operational presence or be supplanted by some other company. My view is that TISA will prevail. Should this occur, the considerable benefits of TISA's involvement in CRT will accrue to the new entity.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

In a sense, then, the Fund's holding in CRT shares is a means of enabling the portfolio to participate in the bright future of a privatized Brazilian telecom sector, in that I expect to hold on to the shares in the new entity that will be created in the process. This is hardly the only reason to own the stock, though, as there also are solid fundamentals underpinning the CRT story. Among them:

ATTRACTIVE SERVICE TERRITORY - Rio Grande do Sul offers numerous positives as a service territory. For example, it accounts for 6% of the national population and about 7% of Gross Domestic Product ("GDP"); it is one of the biggest exporting and most industrialized states in Brazil, giving it access to a large pool of lucrative commercial customers; its per capita GDP (which is highly correlated with telephony usage) is about 25% higher than the national average; and its important strategic location on the borders of Uruguay and Argentina should allow it to benefit from the growth of the Mercosul trade zone.

LOW TELEDENSITY - The level of telephone service penetration in Rio Grande do Sul is much lower than in comparable other areas, suggesting that substantial increases in revenues and profits are available simply from filling existing unmet demand.

BARRIERS TO LOCAL ENTRY - Potential challengers will find it tough to compete with CRT on the basis of price, as local telephone rates already are quite low. Rio Grande do Sul, furthermore, will be open to true competition in cellular and domestic long distance service meaningfully later than the rest of Brazil.

BIG UPSIDE FROM COST REDUCTION - CRT's efficiency is much lower than that of many other Brazilian telcos, with employee headcount and personnel expenses particularly bloated. The presence of TISA managers is already having a positive impact in this regard, though, and any future regional combination is likely to generate even further cost savings.

OUTLOOK

My near-term outlook for emerging market telecoms is mixed. The Asian currency crisis, clearly, has caused investors to reassess the asset class, especially at a time when developed markets are performing relatively well. It is likely, then, that the risk premium attached to the emerging markets as a group has risen.

Nonetheless, I remain confident that those whose investment horizon lies further out will be amply rewarded for their patience:

    -The underlying thesis for buying and holding emerging market telecom stocks
     (E.G., rapid growth in teledensity, expansion of usage, demand for value-added services, widening universe of available stocks) has not changed and should remain viable well into the future.

    -Next year will see major positive developments, most prominently the privatization of Telebras.

    -The brisk pace of joint ventures among companies in the developed and developing worlds should continue unabated.

    -The current negative environment has generated precisely the type of opportunity for funds such as this to exploit: valuations of companies with excellent longer-term growth prospects have been reduced to compelling levels.

The Fund already is well-positioned to benefit from each of these trends.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

I appreciate your continued confidence in the Fund and would be pleased to respond to your questions and comments.

Sincerely yours,

            [SIGNATURE]
Richard W. Watt
President and
Chief Investment Officer *

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       AS A PERCENT OF NET ASSETS

                                             May 31,1997   30-Nov-97
Cellular Communications                           11.26%       9.12%
Electric Distribution                              9.33%       5.36%
Electric Generation                                4.37%       4.67%
Gas & Oil                                          4.11%       4.13%
Local and/or Long Distance Telephone
Service                                           48.86%      24.20%
Telecommunications                                11.85%      27.11%
Utilities                                          0.00%       4.35%
Other                                              4.21%       5.63%
Cash & Cash Equivalents                            6.01%      15.43%

 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                    May 31,1997   30-Nov-97
Asia                                     11.06%       4.67%
Caribbean                                 1.60%       0.00%
Eastern Europe                            7.63%      14.55%
Europe                                    5.59%       1.82%
Latin America                            56.82%      53.10%
Middle East                               8.51%       6.81%
Global                                    5.77%       5.67%
Cash & Cash Equivalents                   3.02%      13.38%

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF NOVEMBER 30, 1997 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 SUMMARY OF EQUITY OR EQUITY-LINKED SECURITIES BY COUNTRY/REGION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                    May 31,1997    November 30, 1997
Argentina                                 2.37%                5.03%
Brazil                                   13.07%               13.84%
Central Europe                            0.00%                1.82%
Chile                                    19.67%               13.94%
Eastern Europe                            7.63%               14.55%
India                                     3.05%                1.41%
Indonesia                                 3.26%                0.00%
Israel                                    8.51%                6.81%
Italy                                     2.23%                0.00%
Malaysia                                  1.50%                0.73%
Mexico                                    2.51%                6.46%
Peru                                     11.84%                4.76%
Philippines                               2.34%                1.44%
Portugal                                  3.36%                0.00%
Venezuela                                 4.37%                7.02%
Global                                    5.77%                5.67%
Other                                     2.51%                1.09%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                          Sector              Country/Region        Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  Telefonos de Mexico, S.A. de C.V.                          Telecommunications            Mexico               5.5
--------------------------------------------------------------------------------------------------------------------------------
       2.  Compania Anonima Nacional Telefonos de Venezuela       Local and/or Long Distance
                                                                      Telephone Service           Venezuela              5.3
--------------------------------------------------------------------------------------------------------------------------------
       3.  Compania de Telecomunicaciones de Chile S.A.           Local and/or Long Distance
                                                                      Telephone Service             Chile                5.2
--------------------------------------------------------------------------------------------------------------------------------
       4.  Companhia de Saneamento Basico do Estado de Sao Paulo          Utilities                 Brazil               4.1
--------------------------------------------------------------------------------------------------------------------------------
       5.  Millicom International Cellular S.A.                    Cellular Communications          Global               4.1
--------------------------------------------------------------------------------------------------------------------------------
       6.  Companhia Riograndense de Telecomunicacoes                 Telecommunications            Brazil               3.9
--------------------------------------------------------------------------------------------------------------------------------
       7.  SPT Telecom a.s.                                           Telecommunications        Eastern Europe           3.9
--------------------------------------------------------------------------------------------------------------------------------
       8.  Telefonica del Peru S.A.                               Local and/or Long Distance
                                                                      Telephone Service              Peru                3.3
--------------------------------------------------------------------------------------------------------------------------------
       9.  Telecomunicacoes Brasileiras S.A.                      Local and/or Long Distance
                                                                      Telephone Service             Brazil               2.8
--------------------------------------------------------------------------------------------------------------------------------
      10.  Global Telesystems Group                                Cellular Communications      Eastern Europe           2.7
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS - NOVEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-84.57%
 EQUITY OR EQUITY-LINKED SECURITIES OF TELECOMMUNICATION COMPANIES
 IN EMERGING COUNTRIES-61.40%
 ARGENTINA-2.46%
CEI Citicorp Holdings S.A., Class B.....        597,483  $ 2,390,805
Telefonica de Argentina S.A. ADS#.......         52,000    1,719,250
                                                         -----------
TOTAL ARGENTINA (Cost $4,318,904)......................    4,110,055
                                                         -----------
 BRAZIL-8.88%
Companhia Riograndense de
 Telecomunicacoes PN,
 A Shares...............................      6,392,200    6,569,105
Telecomunicacoes Brasileiras S.A. ON....     49,574,200    4,647,721
Telecomunicacoes de Sao Paulo S.A. PN...     13,683,890    3,614,333
                                                         -----------
TOTAL BRAZIL (Cost $17,404,586)........................   14,831,159
                                                         -----------
 CHILE-5.67%
Compania de Telecomunicaciones de Chile
 S.A. ADR#..............................        298,119    8,067,845
Compania de Telecomunicaciones de Chile
 S.A., Class B..........................        117,000      575,629
Empresa Nacional de Telecomunicaciones
 S.A....................................        169,018      831,553
                                                         -----------
TOTAL CHILE (Cost $6,939,967)..........................    9,475,027
                                                         -----------
 EASTERN EUROPE-11.90%
Global Telesystems Group*+..............        189,345    4,449,607
Magyar Tavkozlesi Rt. ADR+..............         85,000    1,721,250
PLD Telekom, Inc.+......................        641,125    4,207,383
SPT Telecom a.s.+.......................         62,054    6,539,585
Vimpel-Communications ADR#..............         97,600    2,976,800
                                                         -----------
TOTAL EASTERN EUROPE
 (Cost $18,090,997)....................................   19,894,625
                                                         -----------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 HONG KONG-1.09%
Asia Satellite Telecommunications ADR...         38,000  $   805,125
China Telecom (Hong Kong) Ltd. ADR+.....         30,200    1,019,250
                                                         -----------
TOTAL HONG KONG (Cost $1,738,005)......................    1,824,375
                                                         -----------
 INDIA-1.41%
Mahanagar Telephone Nigam+..............        125,000      737,758
Videsh Sanchar Nigam Ltd. GDR++.........        122,605    1,624,516
                                                         -----------
TOTAL INDIA (Cost $3,383,540)..........................    2,362,274
                                                         -----------
 ISRAEL-5.90%
ECI Telecommunications Ltd..............        110,200    2,996,063
Geotek Communications, Inc., Convertible
 Preferred Series M, 8.50%*.............            100      237,763
Gilat Satellite Networks Ltd.+#.........         71,693    2,330,023
M-Systems Flash Disk Pioneers Ltd.,
 Warrants (expiring 06/30/98)+..........         61,524       63,104
Nexus Telecommunications Systems Ltd.
 (units)+(a)............................        170,784      944,649
Tadiran Ltd. ADR........................         67,100    2,621,094
Tadiran Telecommunications Ltd.#........         32,100      662,063
                                                         -----------
TOTAL ISRAEL (Cost $9,167,497).........................    9,854,759
                                                         -----------
 MALAYSIA-0.73%
Telekom Malaysia Berhard (Cost
 $1,246,015)............................        546,800    1,216,758
                                                         -----------
 MEXICO-6.46%
Grupo Iusacell, S.A. de C.V., Series L
 ADR+...................................          6,300      131,513
Grupo Radio Centro
 S.A. de C.V............................        889,000    1,428,721
Telefonos de Mexico,
 S.A. de C.V. ADR#......................        186,726    9,242,937
                                                         -----------
TOTAL MEXICO (Cost $10,540,471)........................   10,803,171
                                                         -----------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 PERU-3.34%
Telefonica del Peru S.A. ADR............         80,500  $ 1,690,500
Telefonica del Peru S.A., Class B.......      1,872,559    3,892,282
                                                         -----------
TOTAL PERU (Cost $3,153,916)...........................    5,582,782
                                                         -----------
 PHILIPPINES-1.44%
Philippine Long Distance Telephone Co.
 ADR (Cost $2,401,948)..................         97,300    2,408,175
                                                         -----------
 VENEZUELA-6.45%
Compania Anonima Nacional Telefonos de
 Venezuela ADR..........................        222,531    8,789,975
Venworld Telecommunications+=/ =........        125,947    1,987,696
                                                         -----------
TOTAL VENEZUELA (Cost $10,513,980).....................   10,777,671
                                                         -----------
 GLOBAL-5.67%
International Wireless Communications,
 Inc.*+.................................        338,758      338,758
International Wireless Communications,
 Inc., Series D*+.......................        220,120    2,063,625
International Wireless Communications,
 Inc., Series F*+.......................         15,440      144,750
International Wireless Communications,
 Inc., Warrants (expiring 12/31/98)*+...          1,240          580
Millicom International Cellular S.A.+...        182,454    6,796,411
Telesoft Partners Ltd...................        125,000      125,000
                                                         -----------
TOTAL GLOBAL (Cost $5,216,461).........................    9,469,124
                                                         -----------
TOTAL EMERGING COUNTRIES
 (Cost $94,116,287)....................................  102,609,955
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY SECURITIES OF TELECOMMUNICATION COMPANIES IN DEVELOPED
 COUNTRIES-1.82%
 CENTRAL EUROPE-1.82%
Central European Media Enterprises Ltd.+
 (Cost $3,230,554)......................        119,300  $ 3,042,150
                                                         -----------
 EQUITY OR EQUITY-LINKED SECURITIES OF INFRASTRUCTURE COMPANIES IN
 EMERGING COUNTRIES-5.83%
 BRAZIL-4.09%
Companhia de Saneamento Basico do Estado
 de Sao Paulo ON+(b) (Cost
 $8,234,074)............................     29,380,000    6,833,174
                                                         -----------
 CHILE-0.26%
Compania de Consumidores de Gas de
 Santiago S.A. (Cost $561,859)..........        138,770      438,221
                                                         -----------
 EASTERN EUROPE-1.48%
AO Tatneft ADR..........................         12,750    1,708,500
Lukoil Oil Holding Co. ADR#.............          9,600      768,000
                                                         -----------
TOTAL EASTERN EUROPE
 (Cost $2,172,076).....................................    2,476,500
                                                         -----------
TOTAL EMERGING COUNTRIES
 (Cost $10,968,009)....................................    9,747,895
                                                         -----------
 EQUITY SECURITES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN
 THE DEVELOPMENT OF AN EMERGING COUNTRY'S INFRASTRUCTURE-15.52%
 ARGENTINA-2.57%
Camuzzi Argentina S.A.*+................      1,383,478    2,631,375
Sodigas del Sur S.A.*...................        421,485      783,962
Sodigas Pampeana S.A.*..................        583,264      886,561
                                                         -----------
TOTAL ARGENTINA (Cost $3,032,673)......................    4,301,898
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 BRAZIL-0.87%
Enersul, Convertible Bond, 16.00%,
 09/01/98 (Cost $1,094,375).............    BRL   1,000  $ 1,452,808
                                                         -----------
 CHILE-8.01%

                                             No. of
                                             Shares
                                          -------------
Chilgener S.A...........................      5,998,444    2,168,774
Compania Electrica del Rio Maipo S.A....      2,129,567    1,286,512
Compania General de Electricidad S.A....        268,519      983,136
Cristalerias de Chile S.A...............        290,888    1,397,860
Empresa Electrica Pehuenche S.A.........      1,394,156    1,649,379
Empresa Nacional de Electricidad S.A....      2,637,691    1,581,407
Empresas Emel S.A.......................        148,394    2,866,008
Sociedad Austral de Electricidad S.A....         57,500    1,447,368
                                                         -----------
TOTAL CHILE (Cost $8,565,880)..........................   13,380,444
                                                         -----------
 EASTERN EUROPE-1.17%
Elektrim Spolka Akcyjna S.A.............        189,947    1,825,897
Surgutneftegaz ADR......................         16,030      130,244
                                                         -----------
TOTAL EASTERN EUROPE
 (Cost $1,910,378).....................................    1,956,141
                                                         -----------
 ISRAEL-0.91%
PEC Israel Economic Corp.+ (Cost
 $1,859,112)............................         74,620    1,525,046
                                                         -----------
 PERU-1.42%
Ontario-Quinta A.V.V.* (Cost
 $1,835,372)............................      1,787,000    2,368,942
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 VENEZUELA-0.57%
C.A. La Electricidad de Caracas,
 SAICA-SACA (Cost $991,699).............        797,834  $   947,338
                                                         -----------
TOTAL OTHER ESSENTIAL SERVICES (Cost $19,289,489)......
                                                          25,932,617
                                                         -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $127,604,339).........................................  141,332,617
                                                         -----------
 SHORT-TERM INVESTMENTS-2.05%
 CHILEAN INFLATION-ADJUSTED TIME DEPOSIT-0.15%
                                           Units (000)
                                          -------------
Banco Security, 6.25%**, 12/15/97 (Cost
 $258,142)..............................    CLP       8      244,851
                                                         -----------
 CHILEAN MUTUAL FUNDS-1.13%
                                             No. of
                                             Shares
                                          -------------
Fondo Mutuo Corp Selecto................        199,516      491,185
Fondo Mutuo Operacional BanChile........         41,693      486,591
Fondo Mutuo Security Check..............        210,081      915,518
                                                         -----------
TOTAL CHILEAN MUTUAL FUNDS
 (Cost $1,941,087).....................................    1,893,294
                                                         -----------
 CHILEAN REPURCHASE AGREEMENTS-0.77%
                                            Par (000)
                                          -------------
Citibank, N.A. (Agreement dated
 11/20/97, to be repurchased at
 $1,252,356), 16.80%, 12/15/97* (Note
 G).....................................    CLP 539,000    1,236,863

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 CHILEAN REPURCHASE AGREEMENTS (CONTINUED)
Citibank, N.A. (Agreement dated
 11/24/97, to be repurchased at
 $43,977), 15.60%, 12/15/97* (Note G)...     CLP 19,000  $    43,478
                                                         -----------
TOTAL CHILEAN REPURCHASE AGREEMENTS (Cost
 $1,307,673)...........................................    1,280,341
                                                         -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,506,902).........
                                                           3,418,486
                                                         -----------

TOTAL INVESTMENTS-86.62%
 (Cost $131,111,241) (Notes A,D).......................  144,751,103
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-13.38%....................................   22,366,883
                                                         -----------
NET ASSETS-100.00%.....................................  $167,117,986
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
**         Effective yield on the date of purchase.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers".
=/=        Restricted security (See Note F).
#          Security or a portion thereof is out on loan.
(a)        With an additional 3,709 rights attached, expiring
           12/31/25, with no market value.
(b)        Includes 170,784 warrants, expiring 11/28/00, with a
           market value of $5,337.
ADR        American Depositary Receipts.
ADS        American Depositary Shares.
BRL        Brazilian Real.
CLP        Chilean Pesos.
GDR        Global Depositary Receipts.
ON         Ordinary Shares.
PN         Preferred Shares.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $131,111,241) (Note A).................     $144,751,103
Cash (Note A)...........................       22,788,583
Collateral received for securities
 loaned (Note A)........................       17,573,051
Receivables:
  Investments sold......................        1,307,498
  Dividends.............................          143,257
  Interest..............................           44,680
Prepaid expenses and other assets.......           25,273
                                             ------------
Total Assets............................      186,633,445
                                             ------------

 LIABILITIES
Payables:
  Payable upon return of securities
   loaned...............................       17,573,051
  Investments purchased.................        1,247,835
  Advisory fee (Note B).................          344,653
  Administration fees (Note B)..........           68,740
  Other accrued expenses................          281,180
                                             ------------
Total Liabilities.......................       19,515,459
                                             ------------
NET ASSETS (applicable to 8,434,919
 shares of common stock outstanding)
 (Note C)...............................     $167,117,986
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($167,117,986
  DIVIDED BY 8,434,919).................           $19.81
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 8,434,919 shares issued and outstanding
 (100,000,000 shares
 authorized)............................     $      8,435
Paid-in capital.........................      117,290,151
Undistributed net investment income.....          505,551
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................       35,687,598
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................       13,626,251
                                             ------------
Net assets applicable to shares
 outstanding............................     $167,117,986
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED NOVEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  1,105,908
  Interest..............................          567,968
  Less: Foreign taxes withheld..........          (51,177)
                                             ------------
  Total Investment Income...............        1,622,699
                                             ------------
Expenses:
  Investment advisory fees (Note B).....        1,092,485
  Administration fees (Note B)..........          159,239
  Custodian fees........................          122,624
  Accounting fees.......................           68,186
  Printing..............................           64,611
  Audit and legal fees..................           48,067
  Transfer agent fees...................           22,928
  Directors' fees.......................           15,542
  Insurance.............................            9,399
  NYSE listing fees.....................            8,266
  Other.................................           17,282
  Brazilian taxes (Note A)..............          117,950
  Chilean repatriation taxes (Note A)...          160,076
                                             ------------
  Total Expenses........................        1,906,655
                                             ------------
  Net Investment Loss...................         (283,956)
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................       29,079,521
  Foreign currency related
   transactions.........................         (432,086)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      (42,872,892)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (14,225,457)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(14,509,413)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          For the
                                                         Six Months                    For the
                                                           Ended                     Fiscal Year
                                                     November 30, 1997                  Ended
                                                        (unaudited)                  May 31, 1997
                                             ----------------------------------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income/(loss)..........                $   (283,956)                $   891,960
  Net realized gain on investments and
   foreign currency related
   transactions.........................                  28,647,435                  23,679,428
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................                 (42,872,892)                    419,091
                                                     ---------------                 ------------
    Net increase/(decrease) in net
     assets resulting from operations...                 (14,509,413)                 24,990,479
                                                     ---------------                 ------------
Dividends and distributions to
 shareholders:
  Net investment income.................                          --                  (2,247,555 )
  Net realized gain on investments and
   foreign currency related
   transactions.........................                          --                 (17,743,203 )
                                                     ---------------                 ------------
    Total dividends and distributions to
     shareholders.......................                          --                 (19,990,758 )
                                                     ---------------                 ------------
    Total increase/(decrease) in net
     assets.............................                 (14,509,413)                  4,999,721
                                                     ---------------                 ------------

 NET ASSETS
Beginning of period.....................                 181,627,399                 176,627,678
                                                     ---------------                 ------------
End of period (including undistributed
 net investment income of $505,551 and
 $789,507, respectively)................                $167,117,986                 $181,627,399
                                                     ---------------                 ------------
                                                     ---------------                 ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                     For the
                                            For the                                                  Period
                                          Six Months                                                June 25,
                                             Ended              For the Fiscal Years Ended            1992*
                                           November                      May 31,                     through
                                           30, 1997      ----------------------------------------    May 31,
                                          (unaudited)    1997     1996        1995        1994        1993
                                          -------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period....    $21.53       $20.94    $19.20      $20.90      $14.95     $13.84**
                                          -----------    ----   ---------   ---------   ---------   ---------
Net investment income/(loss)............     (0.03)      0.10        0.27        0.11        0.13       0.16
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transactions...................     (1.69)      2.86        1.91        0.01        7.03+      1.20
                                          -----------    ----   ---------   ---------   ---------   ---------
Net increase/(decrease) in net assets
 resulting from operations..............     (1.72)      2.96        2.18        0.12        7.16       1.36
                                          -----------    ----   ---------   ---------   ---------   ---------
Dividends and distributions to
 shareholders:
  Net investment income.................        --       (0.27)     (0.04)      (0.04)      (0.15)     (0.14)
  Net realized gain on investments and
   foreign currency related
   transactions.........................        --       (2.10)     (0.40)      (1.78)      (1.06)     (0.11)
                                          -----------    ----   ---------   ---------   ---------   ---------
Total dividends and distributions to
 shareholders...........................        --       (2.37)     (0.44)      (1.82)      (1.21)     (0.25)
                                          -----------    ----   ---------   ---------   ---------   ---------
Net asset value, end of period..........    $19.81       $21.53    $20.94      $19.20      $20.90     $14.95
                                          -----------    ----   ---------   ---------   ---------   ---------
                                          -----------    ----   ---------   ---------   ---------   ---------
Market value, end of period.............    $15.75       $17.375   $17.375     $17.75      $22.75     $14.50
                                          -----------    ----   ---------   ---------   ---------   ---------
                                          -----------    ----   ---------   ---------   ---------   ---------
Total investment return(a)..............     (9.35)%     14.31%      0.21%     (13.94)%     64.74%      5.85%
                                          -----------    ----   ---------   ---------   ---------   ---------
                                          -----------    ----   ---------   ---------   ---------   ---------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)...............................  $167,118       $181,627  $176,628  $161,925    $176,253   $125,338
Ratio of expenses to average net
 assets.................................      2.06%(b)(c) 1.90%(b)      1.77%      1.89%      1.81%     1.99%(c)
Ratio of net investment income to
 average net assets.....................     (0.31)%(c)  0.52%       1.40%       0.53%       0.63%      2.02%(c)
Portfolio turnover rate.................     84.90%      42.14%     27.71%      14.29%      43.98%     22.55%
Average commission rate per share(d)....   $0.0018       $0.0012        --         --          --         --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.11 per share.
+ Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the antidilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b) Ratios shown are inclusive of taxes. If such taxes had not been imposed, the ratio of expenses to average net assets would have been 1.76% for the six months ended November 30, 1997 and 1.82% for the fiscal year ended May 31, 1997.
(c)  Annualized.
(d) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the respective periods for which commissions were charged, as required by the SEC for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was incorporated in Maryland on February 11, 1992 and commenced investment operations on June 25, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At November 30, 1997, the Fund held 9.59% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $12,483,943 and fair value of $16,018,619. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

At the time of the Fund's organization, the Board of Directors of the Fund adopted the following non-fundamental policies: (i) up to 30% of the Fund's total assets may be invested in private placements of equity securities where the Fund's investment adviser anticipates that a liquid market will develop for these securities within a period of two to five years from the date of acquisition; and (ii) up to 10% of the Fund's total assets may be invested in equity securities of emerging market corporate issuers that are not infrastructure companies. As disclosed in the Fund's prospectus at that time, these policies and percentage limitations are subject to modification by the Board of Directors if, in the reasonable exercise of the Board's business judgment, modification is determined to be necessary or appropriate to carry out the Fund's investment objective of long-term capital appreciation.

At a meeting of the Board of Directors held on December 8, 1997, the Board of Directors unanimously approved modifications to the foregoing policies to increase the limit on non-infrastructure companies from 10% to 20% and to permit within that 20% limit investments in private equity funds, (whether in corporate or partnership form) that invest primarily in emerging markets without regard to whether a liquid market is expected to develop for such investment. Any such investment would continue to count against the overall 30% limit on private placements. The Board approved these changes on the basis that the long-term value added approach of an emerging markets private equity strategy is well suited to the long-term capital appreciation objective of the Fund. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At November 30, 1997, the account's interest rate was 5.50%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the six months ended November 30, 1997, the Fund incurred $160,076 of such expense.

Effective January 23, 1997, Brazil imposes a 0.20% CONTRIBUCAO SOBRE MOVIMENTACAO FINANCIERA ("CPMF") tax that applies to most debit transactions carried out by financial institutions. Stock exchange transactions are not affected by this tax. For the six months ended November 30, 1997, the Fund incurred $117,950 of such expense.

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes
withheld  on  security  transactions  as   components  of  realized  gains   for

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at November 30, 1997, was $17,045,603, for which the Fund has received cash as collateral of $17,573,051. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which is in turn collateralized by U.S. Government agency securities with a value of $17,924,986. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

During the six months ended November 30, 1997, the Fund earned $26,463 in securities lending income which is included under the caption INTEREST in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 10, 1997 a distribution in the aggregate amount of $31,293,550, equal to $3.71 per share was declared. The distribution was comprised of $0.01 per share from net investment income, $0.45 per share from net realized short-term capital gains and $3.25 per share from net realized long-term capital gains. The distribution is payable on January 16, 1998 to shareholders of record as of December 31, 1997.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the proceeds realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

--------------------------------------------------------------------------------
   18

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited (see Note G).
 NOTE B. AGREEMENTS
BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the six months ended November 30, 1997, BEA earned $1,092,485 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended November 30, 1997, BEA was reimbursed $7,020 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the six months ended November 30, 1997, BSFM earned $109,920 for administrative services.
The First National Bank of Boston, Sao Paulo ("Banco de Boston") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. Banco de Boston is paid for its services a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator receives a fee computed monthly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets in Chile, subject to certain minimum annual fees and reimbursements for a predefined limit of their expenses.
 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,434,919 shares outstanding at November 30, 1997, BEA owned 7,169 shares.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at November 30, 1997 was $131,577,764. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $13,173,339, was composed of gross appreciation of $22,448,076 for those investments having an excess of value over cost and gross depreciation of $9,274,737 for those investments having an excess of cost over value.

For the  six  months ended  November  30, 1997,  total  purchases and  sales  of
securities,   other   than   short-term  investments,   were   $136,708,646  and
$155,383,205, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

 NOTE E. CREDIT AGREEMENT
The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The maximum amount outstanding under the credit agreement for the Fund was $5,500,000 with an average of $30,055 with an average interest rate of 8.50% during the six months ended November 30, 1997. At November 30, 1997, the Fund had no amounts outstanding under the credit agreement.

 NOTE F. RESTRICTED SECURITY

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration available indications of value. The table below shows the number of shares held, the acquisition date, aggregate cost, fair value as of November 30, 1997, share value of such security and percent of net assets which the security comprises.

                                                                                                        PERCENT
                                          NUMBER                                              VALUE       OF
                                            OF     ACQUISITION            FAIR VALUE           PER        NET
SECURITY                                  SHARES      DATE     COST  AT NOVEMBER 30, 1997     SHARE     ASSETS
---------------------------------------  --------  ----------  ----  ---------------------   --------  ---------
Venworld Telecommunications............  125,947    05/18/95   $2,531,38    1,987,$696       $ 15.78      1.19

The Fund may incur certain costs in connection with the disposition of the above security.
 NOTE G. COLLATERAL FOR REPURCHASE AGREEMENTS

Listed below is the collateral associated with the repurchase agreement with Citibank, N.A., 16.80%, due 12/15/97, outstanding at November 30, 1997:

                                                INTEREST MATURITY          CLP          MARKET    ACCRUED   TOTAL
TYPE OF SECURITY                         SERIES  RATE    DATE           PAR              VALUE    INTEREST   VALUE
---------------------------------------  -----  -------  ----  ---------------------   ---------  ------  ---------
Pagares Capitolo Diez y Nueve..........    E      7.13%  01/05/04           531,009,739 $1,215,125 $35,618 $1,250,743
Pagares Descontables Banco Central de
 Chile.................................   --     11.88   12/24/97             7,990,261    18,284    730     19,014
                                                                                       ---------  ------  ---------
Total..................................                                                $1,233,409 $36,348 $1,269,757
                                                                                       ---------  ------  ---------
                                                                                       ---------  ------  ---------

Listed below is the collateral associated with the repurchase agreement with Citibank, N.A., 15.60%, due 12/15/97, outstanding at November 30, 1997:

                                                INTEREST MATURITY          CLP          MARKET   ACCRUED   TOTAL
TYPE OF SECURITY                         SERIES  RATE    DATE           PAR             VALUE    INTEREST   VALUE
---------------------------------------  -----  -------  ----  ---------------------   --------  ------  ---------
Pagares Descontables Banco Central de
 Chile.................................   --     19.32%  12/24/97               847,700 $  1,940 $  166  $   2,106
Pagares Reajustable Banco Central de
 Chile.................................   1A      6.86   02/01/00            18,152,300   41,538    958     42,496
                                                                                       --------  ------  ---------
Total..................................                                                $ 43,478  $1,124  $  44,602
                                                                                       --------  ------  ---------
                                                                                       --------  ------  ---------

--------------------------------------------------------------------------------
   20

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On September 24, 1997, the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
James J. Cattano                                                                      7,157,528    121,066   1,156,325
William W. Priest, Jr.                                                                7,152,585    126,009   1,156,325

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, Peter A. Gordon, George W. Landau, Martin M. Torino and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending May 31, 1998.

                                                                            FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                         ----------  ---------  ---------  ----------
                                                                          6,397,039     34,387    847,168   1,156,325

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by The First National Bank of Boston, not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). The First National Bank of Boston will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in Shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws, or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

The First National  Bank of  Boston, as Program  Administrator, administers  the
Program    for    participants,    keeps    records,    sends    statements   of

--------------------------------------------------------------------------------
   22
account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage

--------------------------------------------------------------------------------
due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3364; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: The First National Bank of Boston, InvestLink Program, P.O. Box 1681, Boston, MA 02105-1681.
--------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------
   24

 SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of September 30, 1997, BEA managed approximately $34.6 billion in assets.
 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EMTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". The Fund's New York Stock Exchange trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed End Funds."
 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                          BEA ADVISOR FUNDS
SINGLE COUNTRY                            OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)     BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                 BEA Global Telecommunications Fund
The First Israel Fund, Inc. (ISL)         BEA High Yield Fund
The Indonesia Fund, Inc. (IF)             BEA International Equity Fund
The Portugal Fund, Inc. (PGF)
MULTIPLE COUNTRY
The Emerging Markets Infrastructure
Fund, Inc. (EMG)
The Latin America Equity Fund, Inc.
(LAQ)
The Latin America Investment Fund, Inc.
(LAM)
FIXED INCOME                              For shareholder information or a copy
BEA Income Fund, Inc. (FBF)               of a prospectus for any of the open-end
BEA Strategic Global Income Fund, Inc.    mutual funds please call,
(FBI)                                     1-800-401-2230.
For closed-end fund information please    Visit our website on the Internet:
call, 1-800-293-1232.                     http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 Chief Investment Officer, President
                                and Director
Robert B. Hrabchak              Investment Officer

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Peter A. Gordon                 Director
George W. Landau                Director

Martin M. Torino                Director

Paul P. Stamler                 Senior Vice President

Hal Liebes                      Senior Vice President
Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

Wendy S. Setnicka               Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street

New York, NY 10022

This  report, including the  financial statements herein, is sent to the shareholders of the Fund for their  information.
The  financial information included herein is taken from the records of  the  Fund  without  examination  by  independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the  purchase  or  sale of  shares  of  the Fund  or  of any
securities mentioned in this report.                          [LOGO]

--------------------------------------------------------------------------------
                                                                     3916-SAR-97